SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 19, 1997
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                 CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

         0-21168                                    13-3253392
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(Commission File Number)                (IRS Employer Identification Number)

      5 East 80th Street, New York, New York                   10021
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     (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code (212) 717-6544
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                                Page 1 of 4 pages

                         Exhibit Index located on page 4


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ITEM 5. OTHER EVENTS

1. On December 19, 1997, the Board of Directors of Chromatics Color Sciences International, Inc. (the "Company") adopted proposals for submission to the shareholders for their approval in order (a) to effect a three-for-two split of the issued and outstanding shares of the Corporation's Common Stock (and shares issuable upon conversion of convertible securities of the Company) as of the effective date of the filing of the Certificate of Amendment of the Corporation's Certificate of Incorporation, (b) to extend for two years from December 31, 1998 to December 31, 2000 the expiration date of the period during which the Corporation's outstanding Class A Convertible Preferred Stock can become convertible into Common Stock upon the Corporation's achieving certain stock performance or earnings goals, (c) to likewise extend the date by which the Corporation is to call the Class A Convertible Preferred Stock for redemption if such goals are not met, (d) to revise the market price conversion feature of the Class A Convertible Preferred Stock (currently $46.67) to provide for adjustment upon the occurrence of certain events involving the Common Stock, including stock splits, reclassifications and the payment of stock dividends, and (e) to delete the exclusion of extraordinary items and revenues generated by businesses acquired by the Corporation from the calculation of the earnings goal that needs to be satisfied to trigger the conversion feature of the Class A Convertible Preferred Stock.

      The above proposals will be presented to the shareholders, for their approval, at a special meeting of the shareholders to be held in February 1998.

2. The Board of Directors added a new independent Director to the Company's Board of Directors, Mr. Edmund Vimond. Mr. Vimond is a former CEO of Shulton, Inc. (a subsidiary of American Cyanamid Company) and R.J. Reynolds Tobacco International.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (c) Exhibits:

            99.1 Chromatics Color Sciences International, Inc. Press Release, dated December 23, 1997.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHROMATICS COLOR SCIENCES
                                       INTERNATIONAL, INC.


                                       By: /s/ Darby Simpson Macfarlane
                                           -------------------------------------
                                           Name: Darby S. Macfarlane
                                           Title: Chief Executive Officer

Date: January 5, 1998


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                                 EXHIBIT INDEX

Document                                                             Page Number
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99.1  Chromatics Color Sciences International, Inc.                       5
      Press Release, dated December 23, 1997.


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